UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (date of earliest event reported): February 1, 2008
TERREMARK WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12475	84-0873124

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2601 S. Bayshore Drive
Miami, Florida 33133

(Address of principal executive office)
Registrant’s telephone number, including area code (305) 856-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On February 1, 2008, the Board of Directors of Terremark Worldwide, Inc. (the “Company”) adopted the Second Amended and Restated Bylaws of the Company (the “Bylaws”) to implement the requirement of NASDAQ rules that issuers be eligible to participate in the Direct Registration System (“DRS”). In accordance with the DRS requirements, the Bylaws, as amended, permit the Company to issue both certificated and uncertificated shares of stock. Additionally, the Bylaws have been amended to clarify that the indemnification provisions contained therein extend to the directors, officers, employees, trustees and agents of the Company’s subsidiaries.
     The foregoing description of the Bylaws is only a summary and is qualified in its entirety by reference to the full text of the Bylaws, which is attached to this Current Report on Form 8-K as Exhibit 3.1 and is hereby incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired
          Not Applicable.
     (b) Pro Forma Financial Information
          Not Applicable.
     (c) Exhibits

Exhibit
No.	Document

3.1	Second Amended and Restated Bylaws of Terremark Worldwide, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERREMARK WORLDWIDE, INC.
Date: February 7, 2008	By:	/s/ Jose Segrera
		Name:	Jose Segrera
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit
No.	Exhibit TitleA

3.1	Second Amended and Restated Bylaws of Terremark Worldwide, Inc.

4